Loss per share (Tables)	12 Months Ended
Dec. 31, 2023
Texts Block [Abstract]
Summary of Earnings Per Share

The following table sets forth the computation of basic and diluted loss per share attributable to ordinary shareholders for the years ended December 31, 2023, 2022 and 2021 which reflects the exchange ratio to receive 1.3032888 GHL Ordinary Shares for each GHI Share exchange ratio as part of the Reverse Recapitalization (in $ millions, except share amounts which are reflected in thousands, and per share amounts):

	2023	2022	2021
	$	$	$
Loss for the year	(485)	(1,740)	(3,555)
Less: Loss attributable to non-controlling interests	(51)	(57)	(106)
Loss for the year attributable to ordinary shareholders	(434)	(1,683)	(3,449)
Basic weighted-average ordinary shares outstanding	3,894,724	3,814,492	539,947
Basic loss per share attributable to ordinary shareholders	(0.11)	(0.44)	(6.39)
Diluted loss per share attributable to ordinary shareholders	(0.11)	(0.44)	(6.39)

Summary of Antidilutive Securities Excluded from Computation of Earnings Per Share

The following potentially dilutive outstanding securities were excluded from the computation of diluted loss per ordinary share because their effects would have been antidilutive for the years ended December 31, 2023, 2022 and 2021 (in thousands) or issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period:

	2023	2022	2021
Warrants (Note 16)	26,000	26,000	26,000
Restricted ordinary shares (Note 19)	10,337	21,635	32,452
Share options (Note 19)	48,592	54,937	53,096
RSUs (Note 19)	132,432	131,765	64,752
Shares committed under ESPP (Note 19)	4,224	2,890	—
Options to swap the shares in GHL subsidiaries for GHL Class A Ordinary Shares	121,450	121,450	47,755
Total	343,035	358,677	224,055